UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 12, 2009

Central Index Key Number of depositor: 0000869090

CHASE BANK USA, NATIONAL ASSOCIATION

(Sponsor, Depositor, Originator, Administrator

and Servicer of the Issuing Entities described below)

Central Index Key Number of issuing entity: 0000890493

FIRST USA CREDIT CARD MASTER TRUST

(Issuing Entity of the First USA Collateral Certificate)

Central Index Key Number of issuing entity: 0001004988

CHASE CREDIT CARD MASTER TRUST

(Issuing Entity of the Chase Collateral Certificate)

Central Index Key Number of issuing entity: 0001174821

CHASE ISSUANCE TRUST

(Issuing Entity of the Notes)

(Exact name of registrant as specified in its charter)

Laws of the United States	333-145109 333-131327	22-2382028
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

Chase Bank USA, National Association White Clay Center Building 200 Route 273 Newark, Delaware	19711
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (302) 594-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events

On May 12, 2009, Chase Issuance Trust, a Delaware statutory business trust (the “Issuing Entity”) and Wells Fargo Bank, National Association (“Wells Fargo”), as Indenture Trustee and Collateral Agent, entered into the Omnibus Addendum, dated as of May 12, 2009 (the “Omnibus Addendum”), to the various Terms Documents to the Third Amended and Restated Indenture, dated as of December 19, 2007, as supplemented by the Second Amended and Restated Asset Pool One Supplement, dated as of December 19, 2007, and as further supplemented by the Amended and Restated CHASEseries Indenture Supplement, dated as of October 15, 2004. All conditions precedent to the execution of the Omnibus Addendum, including receipt of (i) written confirmation from each of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services and Fitch, Inc. that such Omnibus Addendum will not result in a reduction, qualification with negative implications or withdrawal of any then current rating of any outstanding tranche of notes and (ii) a tax opinion addressing such Omnibus Addendum with respect to each outstanding tranche of notes, have been satisfied. The Omnibus Addendum is filed as Exhibit 10.1 to this current report on Form 8-K, and is incorporated by reference herein.

The Terms Documents modified by the Omnibus Addendum are among the material agreements that govern the series of notes called the CHASEseries. The CHASEseries consists of Class A notes, Class B notes and Class C notes.

The Omnibus Addendum increases the required enhancement level for each tranche of outstanding CHASEseries notes of each class.

1.	For each outstanding tranche of Class A notes, the percentage specified to determine the Class A Required Subordinated Amount of Class B Notes and the percentage specified to determine the Class A Required Subordinated Amount of Class C Notes have been respectively increased from 6.49718% to 8.13953%.

2.	For each outstanding tranche of Class B notes, the percentage specified to determine the Class B Required Subordinated Amount of Class C Notes has been increased from 6.10080% to 7.52688%.

3.

For each outstanding tranche of Class C notes, the definition of Class C Reserve Account Percentage has been modified such that, for any Monthly Period, if the Quarterly Excess Spread Percentage for such Monthly Period is greater than or equal to 4.50%, the Class C Reserve Account Percentage has been increased from 0.00% to 1.50%; if the Quarterly Excess Spread Percentage for such Monthly Period is less than 4.50% but greater than or equal to 4.00%, the Class C Reserve Account Percentage has been increased from 1.00% to 2.50%; if the Quarterly Excess Spread Percentage for such Monthly Period is less than 4.00% but greater than or equal to 3.50%, the Class C Reserve Account Percentage has been increased from 1.50% to 3.00%; if the Quarterly Excess Spread Percentage for such Monthly Period is less than 3.50% but greater than or equal to 3.00%, the Class C Reserve Account Percentage has been increased from 2.50% to 4.00%; if the Quarterly Excess Spread Percentage for such Monthly Period is less than 3.00% but greater than or equal to 2.50%, the Class C Reserve Account Percentage has been increased from 4.00% to 5.50%; if the Quarterly Excess Spread Percentage for such Monthly Period is less than 2.50% but greater than or equal to 2.00%, the Class C Reserve Account Percentage has been increased from 5.00% to

6.50%; and if the Quarterly Excess Spread Percentage for such Monthly Period is less than 2.00%, the Class C Reserve Account Percentage has been increased from 5.75% to 7.00%.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statement and Exhibits.

The following exhibit is filed as a part of this report:

(10.1)	Omnibus Addendum, dated as of May 12, 2009, to the various Terms Documents to the Third Amended and Restated Indenture, dated as of December 19, 2007, as supplemented by the Second Amended and Restated Asset Pool One Supplement, December 19, 2007, and as further supplemented by the Amended and Restated CHASEseries Indenture Supplement, dated as of October 15, 2004, by and between Chase Issuance Trust, as Issuing Entity, and Wells Fargo Bank, National Association, as Indenture Trustee and Collateral Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHASE BANK USA, NATIONAL ASSOCIATION
as Sponsor, Depositor, Originator, Administrator and Servicer of the First USA Credit Card Master Trust, the Chase Credit Card Master Trust and the Chase Issuance Trust

By:	/s/ Patricia M. Garvey
Name:	Patricia M. Garvey
Title:	Vice President

Date: May 12, 2009